UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 12, 2026

Clean Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

001-41654	20-2675800
(Commission File Number)	(IRS Employer Identification Number)

1340 Reynolds Avenue, Unit 120 Irvine, CA	92614
(Address of Principal Executive Offices)	(Zip Code)

(949) 273-4990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	CETY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 12, 2026, Clean Energy Technologies, Inc. (the “Company”), entered into a note purchase agreement (the “Purchase Agreement”) with Filled Converge Limited, a limited liability company formed under the laws of the British Virgin Islands (“Filled”) and Li Xiaoguang (collectively the “Sellers”), pursuant to which the Company would acquire from the Sellers a HK$11,700,000 portion of that certain Convertible Bond in the original principal amount of HK$356,375,000 issued by China Ruifeng Renewable Energy Holdings Limited, a Hong Kong listed company with the ticker “527.HK,” for a purchase price consisting of US$700,000 equivalent in HK$ (the “Cash Purchase Price”) and 1,932,000 shares of Company common stock (the “Shares”). $500,000 of the Cash Purchase Price shall be paid at closing, and the balance of the Cash Purchase Price of $200,000 shall be paid within 30 days of closing.

The foregoing summary does not purport to be complete and is qualified in its entirety by the form of the Purchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The Company sold the Shares pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as the Sellers were accredited, and the sales did not involve a public offering of securities or any general solicitation. The Shares will be issued with standard restrictive legends restricting the transfer thereof except pursuant to the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement, dated January 12, 2026, by and between Clean Energy Technologies, Inc., Filled Converge Limited, and Li Xiaoguang
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

CLEAN ENERGY TECHNOLOGIES, INC.

Dated: January 16, 2026	By:	/s/ Calvin Pang
Calvin Pang
Chief Financial Officer